USAA FLEXIBLE INCOME FUND
(Fund Shares, Institutional Shares, Adviser Shares)
USAA REAL RETURN FUND
(Fund Shares, Institutional Shares)
USAA TOTAL RETURN STRATEGY FUND
(Fund Shares, Institutional Shares)
SUPPLEMENT DATED JUNE 15, 2018
TO EACH FUND’S PROSPECTUS
DATED MAY 1, 2018
On June 14, 2018, the Board of Trustees (Board) of USAA Mutual Funds Trust (the Trust) has approved a Plan of Liquidation and Dissolution (the Plan) for USAA Flexible Income Fund, USAA Real Return Fund, and USAA Total Return Strategy Fund (each a Fund and together the Funds) pursuant to which each Fund will be liquidated on or about August 17, 2018 (the Liquidation Date). In approving the liquidations, the Board determined that the liquidation of each Fund is in the best interest of that Fund and its shareholders. Effective on or about the close of business on June 15, 2018, each Fund will be closed to new investors.
The Funds may begin positioning their respective portfolios for liquidation, which may cause a Fund to deviate from its stated investment objective and strategies. It is anticipated that each Fund’s portfolio will be positioned into cash on or some time prior to the Liquidation Date.
Shareholders of a Fund may redeem their shares prior to the Liquidation Date in accordance with the procedures described in the Fund’s prospectus. If you choose not to redeem your shares prior to the Liquidation Date, we will redeem your shares in accordance with the Plan and send you the proceeds equal to the net asset value of your investment in the Fund as of the Liquidation Date.
The closure of the Funds will result in a sale of all of each Fund’s investments and final taxable distributions of all income and gains to each shareholder followed by a taxable redemption to each shareholder. For federal income tax purposes, these distributions and the redemption of shares are taxable events, upon which you will recognize income and capital gain or loss unless your shares of the Fund are held in a tax-deferred account.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
98968-0618